Investor Deck May ‘19 Exhibit 99.1

Forward-Looking Statements: Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s guidance, outlook, growth and opportunities. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; the Company’s ability to manage its transition to a new CEO; accounting standard changes, including the new lease accounting guidelines; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures: In addition to reporting financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company presents EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted earnings per share. These measures are not in accordance with, and are not intended as alternatives to, GAAP. The Company's management believes that this presentation provides useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company, and certain of these measures may be used as components of incentive compensation. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation, amortization and accretion and adjusted EBITDA as EBITDA excluding the impact of special items. The Company defines adjusted net income and adjusted diluted earnings per share by adjusting the applicable GAAP measure to remove the impact of special items. The Company also provides information regarding Return on Invested Capital (“ROIC”) as additional information about its operating results. ROIC is a non-GAAP financial measure used by management to evaluate the Company’s investment returns on capital and provides a meaningful measure of the effectiveness of its capital allocation over time. The Company defines ROIC as net operating profit after tax (“NOPAT”), including the effect of capitalized operating leases, divided by average invested capital. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Please see the Appendix to this presentation for a reconciliation of these non-GAAP measures to the comparable GAAP measures.

Overview of Sprouts

Sprouts is an Everyday Healthy Grocery Store Well- Positioned to Meet the Needs of Today’s Consumer Authentic Fresh, Natural & Organic Food Offering at Great Value Fastest Growing Segment of the U.S. Supermarket Industry with Strong Macro Tailwinds Significant New Store Growth Opportunity Supported by Broad Demographic Appeal Compelling Business Model with Strong Cash Generation & Ongoing Share Repurchase Program Driving Shareholder Value Passionate Team with a Customer-Focused Culture Strong Management Team with a Diverse Retail Background

A Grocery Shopping Experience that Makes Healthy Living Easy & Affordable Health Value Selection Engagement SELECTION VALUE KNOWLEDGEABLE SERVICE & ENGAGEMENT HEALTH

A Healthy Grocery Store that Flips the Conventional Model PRODUCE surrounded by a complete grocery offering Promote VALUE everyday DIFFERENTIATED selection of high-quality, healthy foods Farmers market-inspired OPEN STORE LAYOUT with low profile displays CONVENIENT Small-box: 30k Sq. Ft. Friendly, ENGAGED CUSTOMER SERVICE, easy to shop environment

Sprouts’ Value Proposition Attracts a Customer Base that is Much Broader than that of Traditional Health Food or Specialty Stores HEALTH REGIMENTED HEALTH ENTHUSIAST Segment Description HEALTH REGIMENTED follow a strict diet/regiment because they have to (medical reasons) or want to (weight management, paleo, etc.). HEALTH ENTHUSIASTS do not follow a strict diet, but health/wellness is important to them and a primary consideration when grocery shopping. HEALTH CURIOUS HEALTH CURIOUS do not live the healthiest lifestyle, but are actively trying to improve and have a strong desire to learn more about both healthy living and eating. CONVENIENCE SHOPPER CONVENIENCE SHOPPERS go to Sprouts because it’s close to their home or work. DEAL SEEKER DEAL SEEKERS are always looking for the best deals and actively price shopping.

Continued Top Line Growth in a Dynamic Marketplace ’14 – ’18 CAGR: 15% ($ in mm) Net Sales

Focused Strategic Priorities to Drive Top Line Performance and Enable Operational Efficiencies SALES GROWTH DRIVEN BY INNOVATION ESTABLISHING A STRONG FOUNDATION AMPLIFYNG THE GUEST EXPERIENCE Continuing to grow private label Expanding deli offering Unit growth expansion in both existing and new markets One-third of 2019 new store openings will feature new store prototype Implementing systems to improve operations Promotional optimization through data analytics Investing in team member wages & benefits Training focused on people, product and service Enhancing guest engagement through personalization Testing “click and collect” in numerous markets Instacart now delivers in every major market where we have a store presence

Private Label Sales Continues to Grow over 20%, almost Doubling since 2013,with more than 2,400 Sprouts Brand Items

One of the Largest and Fastest Growing Natural and Organic Retailers Entering the new states of LA, NJ & VA in 2019 Demographics allow for deep penetration in markets Model works well in densely populated, urban areas as well as smaller metropolitan markets Successful in “natural / lifestyle” markets and more “traditional” markets Plan to open approximately 30 stores per year for the coming years Existing Markets as of March 31,2019– 321 stores NM TX CO UT AZ NV CA 11 44 39 9 116 13 5 32 OK KS MO TN NC 5 3 6 16 3 AL GA FL 9 4 Near Term Expansion Markets 2 MD SC 1 1 PA WA 2 LA VA NJ

Reaching A Broad Base of Consumers Through Traditional & Digital Mediums

ENVIRONMENT: We are committed to creating a positive impact on our planet by engaging our team members, suppliers and strategic partners to implement programs that eliminate waste, fight hunger, reduce greenhouse gas emissions and save energy. SOURCING - 98% of Sprouts fresh and frozen seafood sourced responsibly - Ranked #8 in the nation by Greenpeace for sustainable seafood sourcing - Surveyed more than 230 suppliers for sustainable sourcing practices - 20% of Sprouts products are organic certified COMMUNITY - Raised $2.3 MM from vendor partners and in-store fundraising - Awarded $2.2MM to more than 130 organizations focused on children’s health and nutrition education - Launched “Day of Service” campaign with over 500 volunteer Team Members supporting over 28 community service events across all regions - Provided funding to distribute essential vitamins to approx. 2.6 million children and expectant mothers with Vitamin Angels

SOURCING: 90% of our More than 20,000 Products are Natural or Organic SOURCING - 98% of Sprouts fresh and frozen seafood sourced responsibly - Ranked #8 in the nation by Greenpeace for sustainable seafood sourcing - Surveyed more than 230 suppliers for sustainable sourcing practices - 20% of Sprouts products are organic certified COMMUNITY - Raised $2.3 MM from vendor partners and in-store fundraising - Awarded $2.2MM to more than 130 organizations focused on children’s health and nutrition education - Launched “Day of Service” campaign with over 500 volunteer Team Members supporting over 28 community service events across all regions - Provided funding to distribute essential vitamins to approx. 2.6 million children and expectant mothers with Vitamin Angels

INVESTING IN OUR TEAM MEMBERS: Cultivating a Dedicated Team rooted in Sprouts Culture

COMMUNITY: Our Commitment to Helping others in our Community Extends beyond our Stores

Business & Financial Performance

Powerful Growth Business – Results Driven 7-8% Natural and Organic Sector Growth1 One of the Best White Space Opportunities in Retail Healthy Unit Growth Rate 1 SPINS LLC industry projections for natural and organic food and supplement sales growth through 2020 Compelling Store-Level Economics Double Digit Sales Growth Strong Free Cash Flow Generation Business Ongoing Share Repurchase Program Growth Results

Q1 Sales Supported by New Store Productivity and Sales Initiatives COMP STORE SALES GROWTH1 10% Q1 sales growth supported by consistent strong New Store Productivity Grocery, deli and frozen departments driving sales Sales Initiatives, particularly in deli, and private label continue to bolster sales 1 “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Highlights:

NET SALES ADJUSTED EBITDA (1) ROIC (3) NET CASH PROVIDED by OPERATIONS History of Strong Operating Performance See the Appendix to this presentation for a reconciliation of EBITDA and adjusted EBTIDA to net income. For 2016-2017, adjustments to EBITDA were immaterial; thus only EBITDA is presented. 2015 is presented on a 53-week basis. ROIC is a non-GAAP measure that we define as net operating profit after taxes divided by average invested capital. See the Appendix to this presentation for a reconciliation of ROIC to net income. ($ in mm) ($ in mm) (2) 16.1% 15.1%

A History of Strong Earnings Growth 1 See the Appendix to this presentation for a reconciliation of adjusted net income to net income. For 2016, adjustments to net income were immaterial, thus only net income is presented. 2 2015 is presented on a 53-week basis. 3 See the Appendix to this presentation for a reconciliation of adjusted diluted EPS to diluted EPS. In 2016 and Q1 19, adjustments to diluted EPS were immaterial; thus, only diluted EPS is presented. ($ in mm) ’15 – ’18 CAGR: 8% Adjusted Diluted EPS Adjusted Diluted EPS Growth (2) $0.86 $0.83 19% -3% $1.01 22% $1.29 28% (3) $0.50 52% $0.46 -8% ADJUSTED NET INCOME(1)

Long Runway of Organic Growth Store Count As of March 31, 2019 (1)

Capex Focused on Unit Growth, Sales Initiatives & Infrastructure Capex Spend ($ in mm) Note: Cap Ex is net of landlord reimbursements

Compelling New Store Economics Average square foot store size Average Net Cash Investment1 First Year Sales Initial Sales Growth over 3 to 4 years ¹ Includes store build-out (net of contributions from landlords), inventory (net of payables), new store development cost and cash pre-opening expenses. 30K $3.6M $14M - $16M 15% - 25% Pre-Tax Cash-on-Cash Returns of 35% to 40% within 3 to 4 years

Share repurchases Financial Priorities – Capital Structure Utilize strong free cash flow to self fund unit growth and achieve strategic objectives Maintain Net Debt/EBITDA in the range of 1.2x to 1.5x (1) Preserve financial flexibility for opportunistic growth prospects $500 million drawn as of 3/31/2019 on $700 million credit facility Mitigate rising rates Implemented 5 year floating –to- fixed swap for $250 million, or 50% of our outstanding debt ($ in mm) (1) Equivalent to 1.4x to 1.7x pre lease accounting standard change. The Company defines Net Debt as long- term debt and financing lease obligations. (2) As of April 29, 2019 Ongoing share repurchase program Repurchased 42 million shares from Sept. 2015 to April 29, 2019 (reducing shares outstanding 27%) $55M remaining on our share repurchase authorization (2) (2)

Sprouts is an Everyday Healthy Grocery Store, Well Positioned to Meet the Needs of Today’s Consumer Authentic Fresh, Natural & Organic Food Offering at Great Value Fastest Growing Segment of the U.S. Supermarket Industry with Strong Macro Tailwinds Significant New Store Growth Opportunity Supported by Broad Demographic Appeal Compelling Business Model with Strong Cash Generation & Ongoing Share Repurchase Program Driving Shareholder Value Passionate Team with a Customer-Focused Culture Strong Management Team with a Diverse Retail Background

Appendix: Supplemental Materials

Management Team with Grocery & Retail Experience Brad Lukow Dan Sanders Brandon Lombardi Ted Frumkin Shawn Gensch Interim Co-Chief Executive Officer and Chief Financial Officer 3 Years with Sprouts Chief Operations Officer 3 Years with Sprouts Chief Human Resources & Legal Officer 7 Years with Sprouts Chief Development Officer 6 Years with Sprouts Chief Customer Officer 3 Years with Sprouts Dave McGlinchey Chief Merchandising Officer 1 Year with Sprouts Jim Nielsen Interim Co-Chief Executive Officer, President & Chief Operating Officer 8 Years with Sprouts

Appendix

The following table shows a reconciliation of EBITDA and adjusted EBITDA to net income, as well as a reconciliation of net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share for the thirteen weeks ended March 31, 2019 and April 1, 2018, and for the fifty-two weeks ended December 30, 2018, December 31, 2017, January 1, 2017 and January 3, 2016:

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES
NON-GAAP MEASURE RECONCILIATION
(UNAUDITED)
(IN THOUSANDS)

	Thirteen Weeks Ended March 31, 2019	Thirteen Weeks Ended April 1, 2018	Fifty-two Weeks Ended December 30, 2018	Fifty-two Weeks Ended December 31, 2017	Fifty-two Weeks Ended January 1, 2017	Fifty-three Weeks Ended January 3, 2016
Net income	$ 56,392	$ 66,624	$ 158,536	$ 158,440	$ 124,306	$ 128,991
Income tax provision (benefit) [1]	18,162	7,199	37,260	47,078	74,286	77,002
Interest expense, net	5,002	6,064	27,435	21,176	14,791	17,707
Earnings before interest and taxes (EBIT)	79,556	79,887	223,231	226,694	213,383	223,700
Depreciation, amortization and accretion	30,073	26,889	110,749	96,987	80,723	69,256
EBITDA	$ 109,629	$ 106,776	$ 333,980	$ 323,681	$ 294,106	$ 292,956
Special Items:						
Executive Compensation [2]	$ -	$ -	$ 3,618	$ -	$ -	$ -
Store closures [3]	508	-	7,961	-	-	-
Other special items [4]	-	-	-	-	-	9,139
Total Special Items - pre tax	508	-	11,579	-	-	9,139
Adjusted EBITDA	$ 110,137	$ 106,776	$ 345,559	$ 323,681	$ 294,106	$ 302,095
Net income	$ 56,392	$ 66,624	$ 158,536	$ 158,440	$ 124,306	$ 128,991
Special Items:						
Executive Compensation, net of tax [2]	-	-	5,652	-	-	-
Store closures, net of tax [3]	377	-	5,921	-	-	-
Other special items, net of tax [4]	-	-	-	-	-	5,723
Adjusted Net income before one time tax benefits	$ 56,769	$ 66,624	$ 170,109	$ 158,440	$ 124,306	$ 134,714
Income tax benefit related to Tax Act and other one time tax benefits [5]	-	-	(2,573)	(18,692)	-	-
Adjusted Net income	$ 56,769	$ 66,624	$ 167,536	$ 139,748	$ 124,306	$ 134,714
Diluted EPS	$ 0.46	$ 0.50	$ 1.22	$ 1.15	$ 0.83	$ 0.83
Adjusted Diluted EPS	$ 0.46	$ 0.50	$ 1.29	$ 1.01	$ 0.83	$ 0.86
Diluted Weighted Average Shares Outstanding	123,926	133,752	129,776	137,884	149,653	155,877

29

Appendix Income tax provision (benefit) includes approximately $11 million (or $0.08 per diluted share) benefit during the thirteen weeks ended April 1, 2018 in excess federal and state tax for share based compensation primarily associated with the exercise of expiring pre-IPO options. Income tax provision (benefit) includes approximately $12 million (or $0.10 per diluted share) in the fifty-two weeks ended December 30, 2018 and $10 million (or $0.08 per diluted share) in the fifty-two weeks ended December 31, 2017, in excess federal and state tax benefits for stock-based compensation primarily associated with the exercise of expiring pre-IPO options. Prior to 2017, these tax credits were credited to stockholders’ equity. During the fifty-two weeks ended December 30, 2018, the Company recorded one-time pretax compensation charges of $4 million, associated with the resignation of the former CEO. The after-tax impact includes incremental tax expense associated with certain nondeductible executive compensation costs. During the thirteen weeks ended March 31, 2019, special items include the direct costs associated with store closures or relocations. After-tax impact includes the tax benefit of the pre-tax change. During the fifty-two weeks ended December 30, 2018, in connection with the closure of two stores, the Company recorded one-time non-cash pre-tax charges of $8 million primarily related to the estimated fair value of the lease termination obligations and asset impairments. During the fifty-three weeks ended January 3, 2016, the Company incurred several one time pretax charges associated with its secondary public offering expenses (including employment taxes paid by the Company in connection with options exercised in these offerings) of $0.3 million; pretax losses on early extinguishment of debt in connection with the Company’s April 2015 refinancing of $5.5 million and costs related to store closures, asset disposals and other exit costs of $3.3 million. After –Tax impact includes the tax benefit on these pretax charges. During the fifty-two weeks ended December 30, 2018, the Company adopted a tax calculation method change for the accelerated deduction of certain items, resulting in a discrete tax benefit of $3 million. During the fifty-two weeks ended December 31, 2017, the Company recorded a one-time benefit associated with the adoption of the 2017 Tax Cuts and Jobs Act.

Appendix The following table shows a reconciliation of ROIC to net income for the Company’s 2015, 2016, 2017, 2018 fiscal years and rolling four quarters ended March 31, 2019. SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS) (1)Fiscal 2015 includes 53 weeks (2) Net income amounts represent total net income for past four trailing quarters. (3) $18.7 million income tax benefit related to the Tax Cuts and Job Act enacted in December 2017 and $2.6 million income tax benefit related to tax calculation method changes recognized in the third quarter of 2018. (4) Special items include $6.3 million (after-tax) related to store closures and $5.7 million (after-tax) related to executive severance. (5) Net of tax amounts are calculated using the effective tax rate for the periods presented. (6) 2019 interest on operating leases represents the add back to operating income driven by hypothetical interest we would incur If the property under our operating leases were accounted for as financing leases. Estimated interest is calculated by multiplying operating leases by 7.8% discount rate for each lease recorded as rent expense. (7) 2018 interest on operating leases is calculated as the trailing four quarters; rent expense multiplied by eight and by a 7.0 percent interest rate factor. (8) 2019 average operating leases represents the net present value of outstanding lease obligations. 2018 average operating leases is calculated as the trailing four quarters’ rent expense multiplied by eight and by a 7.0 percent interest rate factor. Sprouts Farmers Market, Inc. and Subsidiaries Non-GAAP Measure Reconciliation (In thousands) (Unaudited) $43,555 2018 2017 2016 2015 (1) Net income (2) $,148,303 $,158,536 $,158,440 $,124,306 $,128,991 Income Tax Adjustment (3) -2,573 -2,573 ,-18,693 0 0 Special Items, net of Tax (4) 11,950 11,573 Interest expense, net of tax (5) 19,993 22,178 14,373 9,876 11,296 Net operating profit after tax (NOPAT) $,177,673 $,189,714 $,154,120 $,134,182 $,140,287 Total rent expense, net of tax (5) ,109,803 ,111,401 82,285 65,886 55,250 Estimated depreciation on capitalized operating leases, net of tax (5) ,-42,421 ,-49,016 ,-36,205 ,-28,990 ,-24,310 Estimated interest on capitalized operating leases, net of tax (5) (6) (7) 67,382 62,385 46,080 36,896 30,940 NOPAT, including effect of capitalized operating leases $,245,055 $,252,099 $,200,200 $,171,078 $,171,227 Average working capital 32,029 26,877 5,652 77,273 ,148,368 Average property and equipment ,751,434 ,754,380 ,668,576 ,546,652 ,472,189 Average other assets ,574,183 ,574,968 ,570,859 ,584,945 ,583,943 Average other liabilities -,184,481 -,199,233 -,158,193 -,121,724 -,103,714 Average invested capital $1,173,165 $1,156,992 $1,086,894 $1,087,146 $1,100,786 Average operating leases (8) 1,142,013 1,103,128 ,968,201 ,838,200 ,704,802 Average invested capital, including the effect of capitalized operating leases $2,315,178 $2,260,120 $2,055,095 $1,925,346 $1,805,588 ROIC 0.151 0.16397174742781281 0.14179855625295568 0.123 0.127 ROIC, including operating leases 0.106 0.11154230748809797 9.7% 8.9% 9.5%